Thrivent Mid Cap Stock Portfolio Investment Strategy - Thrivent Mid Cap Stock Portfolio	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Strategies
Strategy Narrative [Text Block]	Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of mid-sized companies. The Adviser focuses mainly on the equity securities of mid-sized U.S. companies which have market capitalizations equivalent to those included in widely known indices such as the Russell Midcap® Index, S&P MidCap 400® Index, or the mid-sized company market capitalization classifications published by Morningstar or Lipper, Inc. The Portfolio defines mid-cap companies as those with market capitalizations at the time of purchase in the range of companies in either the Russell Midcap Index (approximately $1.1 billion to $121.5 billion as of February 28, 2026) or the S&P MidCap 400 Index (approximately $1.8 billion to $50.0 billion as of February 28, 2026). Should the Adviser change the investments used for purposes of this 80% threshold, you will be notified at least 60 days prior to the change. The Portfolio seeks to achieve its investment objective by investing in common stocks. The Adviser uses fundamental and other investment research techniques to identify mid-sized companies that, in its opinion: •have prospects for growth in their sales and earnings; •are in an industry with a good economic outlook; •have high-quality management; and/or •have a strong financial position. The Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.